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                                                               April 1, 2000
 FUND PROFILE
T. ROWE PRICE
Personal Strategy Income Fund

 A fund seeking income and capital growth by investing in a mix of stocks, bonds, and money market securities.

TROWEPRICELOGO
This profile summarizes key information about the fund that is included in the fund's prospectus. The fund's prospectus includes additional information about the fund, including a more detailed description of the risks associated with investing in the fund that you may want to consider before you invest. You may obtain the prospectus and other information about the fund at no cost by calling 1-800-638-5660, or by visiting our Web site at www.troweprice.com.
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FUND PROFILE
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 What is the fund's objective?

   The fund seeks the highest total return over time, consistent with a primary emphasis on income and a secondary emphasis on capital growth.


 What is the fund's principal investment strategy?

   The fund typically invests in a diversified portfolio consisting of about 40% stocks, 40% bonds, and 20% money market securities. Under normal conditions, allocations for the fund can vary by 10 percentage points above or below these benchmarks, based on our outlook for the economy and the financial markets.

   When deciding upon allocations within these prescribed ranges, the manager may favor fixed income securities if the economy is expected to slow sufficiently to hurt corporate profit growth. The opposite may be true when strong economic growth is expected. When selecting particular stocks to purchase, the manager will examine relative values and prospects among growth- and value-oriented stocks, domestic and international stocks, and small- to large-cap stocks. Domestic stocks are drawn from the overall U.S. market while international equities are selected primarily from large companies in developed countries. This process draws heavily upon T. Rowe Price's proprietary stock research expertise. While the fund maintains a well-diversified portfolio, the manager may at a particular time shade stock selection toward markets or market sectors that appear to offer attractive value and appreciation potential.

   Much the same security selection process applies to bonds. For example, when deciding on whether to adjust allocations to high-yield (junk) bonds, the manager will weigh such factors as the outlook for the economy and corporate earnings and the yield advantage lower-rated bonds offer over investment-grade bonds. Bonds are primarily investment grade (top four credit ratings) and are chosen from across the entire government, corporate, and mortgage-backed bond market. Maturities will reflect the managers' outlook for interest rates.

   We may also invest in other securities, including futures and options, in keeping with the fund's objective.

   Securities may be sold for a variety of reasons, such as to effect a change in asset allocation, secure a gain, limit a loss, or redeploy assets into more promising opportunities.

   Further information about the fund's investments, including a review of market conditions and fund strategies and their impact on performance, is available in the annual and semiannual shareholder reports. To obtain free copies of any of these documents, call 1-800-638-5660.
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FUND PROFILE
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 What are the main risks of investing in the fund?

   The fund's program of investing in stocks, bonds, and money market securities exposes it to a variety of risks. Each of these risks is proportional to the percentage of assets the fund has in these securities. While the fund emphasizes income, it is still exposed to stock market volatility. The risks include:

  . Risks of stock investing Stock prices can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, our assessment of companies held in the fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other types of funds.

  . Risks of bond investing  Bonds in the fund have two main sources of risk.
   Interest rate risk is the decline in bond prices that usually accompanies a rise in interest rates. Longer-maturity bonds typically suffer greater declines than those with shorter maturities. Mortgage securities can react somewhat differently than regular bonds to interest rate changes. Falling rates can cause losses of principal due to increased mortgage prepayments. Rising rates can lead to decreased prepayments and greater volatility. Credit risk is the chance that any fund holding could have its credit downgraded, or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund's income level and share price.

   While the fund expects to invest primarily in investment-grade bonds, they may also hold high-yield (junk) bonds, including those with the lowest rating. Investment-grade bonds are those rated from the highest (AAA) to medium (BBB) quality, and high-yield bonds are rated BB and lower. The latter are speculative since their issuers are more vulnerable to financial setbacks and recession than more creditworthy companies, but BBB-rated bonds may have speculative elements as well. High-yield bond issuers include small companies lacking the history or capital to merit investment-grade status, former blue chip companies downgraded because of financial problems, and firms with heavy debt loads.

  . Risks of foreign securities  To the extent the fund invests in foreign stocks and bonds, it is also subject to the special risks associated with such investments whether denominated in U.S. dollars or foreign currencies. These risks include potentially adverse political and economic developments overseas, greater volatility, less liquidity, and the possibility that foreign currencies will
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FUND PROFILE
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   decline against the dollar, lowering the value of securities denominated in those currencies.

   As with any mutual fund, there can be no guarantee the fund will achieve its objective.

  . The fund's share price may decline, so when you sell your shares, you may lose money. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


 How can I tell if the fund is appropriate for me?

   Consider your investment goals, your time horizon for achieving them, and your tolerance for risk. The fund is designed for investors seeking a conservative approach to capital growth that also provides significant income.

   The fund can be used in both regular and tax-deferred accounts, such as IRAs.

  . The fund should not represent your complete investment program or be used for short-term trading purposes.


 How has the fund performed in the past?

   The bar chart and the average annual total return table indicate risk by illustrating how much returns can differ from one year to the next. The fund's past performance is no guarantee of its future returns.

   The fund can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted in the chart.
LOGO
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FUND PROFILE
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
               Calendar Year Total Returns
           "95"    "96"    "97"    "98"   "99"
 -----------------------------------------------------
          24.71   11.79   15.01   11.50   5.17
 -----------------------------------------------------



          Quarter ended              Total return

 Best quarter                            6/30/97 8.01%

 Worst quarter                           9/30/98 -3.87%


 Table 1  Average Annual Total Returns
                                           Periods ended 3/31/00
                                                         Since inception
                                     1 year   5 years     (07/29/1994)
 ------------------------------------
  Personal Strategy Income Fund       6.55%    12.34%        12.25%

  Lehman Aggregate Bond Index         1.87       7.14         7.02
  Combined Index Portfolio (40%
  Stocks, 40% Corporate Government    8.99      14.51        14.03
  Bonds, and 20% Treasury Bills)
 ------------------------------------------------------------------------



 These figures include changes in principal value, reinvested dividends, and capital gain distributions, if any.

 / a/The securities indexes used as comparisons for the stock, bond, and money market portions of the fund are the S&P 500, the Lehman Brothers Aggregate Bond Index, and 90-day Treasury bills, respectively.


 What fees or expenses will I pay?

   The fund is 100% no load. There are no fees or charges to buy or sell fund shares, reinvest dividends, or exchange into other T. Rowe Price funds. There are no 12b-1 fees. Like all mutual funds, the fund charges the following:

  . A management fee The percent of fund assets paid to the fund's investment manager. The fund's fee comprises a group fee, 0.32% as of June 30, 1999, and an individual fund fee of 0.15%.

"Other" administrative expenses Primarily the servicing of shareholder accounts, such as providing statements and reports, disbursing dividends, and providing custodial services
 .

 Table 2  Fees and Expenses of the Fund
                                               Annual fund operating expenses
                                        (expenses that are deducted from fund assets)
 -------------------------------------------------------------------------------------
  Management fee                                           0.47%/a/

  Other expenses                                           0.44%

  Total annual fund operating
  expenses                                                 0.91%/a/

  Fee waiver/reimbursement                                 0.01%

  Net expenses                                             0.90%
 -------------------------------------------------------------------------------------

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FUND PROFILE
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 /a /T. Rowe Price is contractually obligated to waive its fees and bear any expenses to the extent such fees or expenses would cause the fund's ratio of expenses to average net assets to exceed the indicated percentage limitations. Fees waived or expenses paid or assumed are subject to reimbursement to T. Rowe Price by the fund through the indicated reimbursement date, but no reimbursement will be made if it would result in the fund's expense ratio exceeding its specified limit. A summary of the fund's expense limitation and the periods for which it is effective is set forth below:

      Limitation Period  Expense Ratio Limitation  Reimbursement Date
       6/1/98-5/31/00             0.90%                 5/31/02


   The fund previously operated under a 0.95% expense ratio limitation that expired on May 31, 1998. Any accrued fees or expenses are subject to reimbursement to T. Rowe Price; however, no reimbursement will be made after May 31, 2000, or if it would result in the expense ratio exceeding 0.90%.


   Example. The following table gives you a rough idea of how expense ratios may translate into dollars and helps you to compare the cost of investing in this fund with that of other funds. Although your actual costs may be higher or lower, the table shows how much you would pay if operating expenses remain the same, the expense limitation currently in place is not renewed, you invest $10,000, you earn a 5% annual return, and you hold the investment for the following periods:

   1 year      3 years      5 years       10 years
 ----------------------------------------------------
    $92         $289         $503          $1,118
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



 Who manages the fund?

   The fund is managed by T. Rowe Price Associates, Inc. Founded in 1937, T. Rowe Price and its affiliates manage investments for individual and institutional accounts. The company offers a comprehensive array of stock, bond, and money market funds directly to the investing public.

   Edmund M. Notzon manages the fund day-to-day and has been chairman of its Investment Advisory Committee since 1998. He has been managing investments since joining T. Rowe Price in 1989.


 Note: The following questions and answers about buying and selling shares and services do not apply to employer-sponsored retirement plans. If you are a participant in one of these plans, please call your plan's toll-free number for additional information.


 How can I purchase shares?

   Fill out the New Account Form and return it with your check in the postpaid envelope. The minimum initial purchase is $2,500 ($1,000 for IRAs and gifts or transfers to minors). The minimum subsequent investment is $100 ($50 for IRAs, gifts or transfers to minors, or Automatic Asset Builder). You can also open an account by bank wire, by exchanging from another T. Rowe Price fund, or by transferring assets from another financial institution.
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FUND PROFILE
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 How can I sell shares?

   You may redeem or sell any portion of your account on any business day. Simply write to us or call. You can also access your account at any time via Tele*Access /(R)/ or our Web site. We offer convenient exchange among our entire family of domestic and international funds. Restrictions may apply in special circumstances, and some redemption requests need a signature guarantee. A $5 fee is charged for wire redemptions under $5,000.


 When will I receive income and capital gain distributions?

   The fund distributes income quarterly and net capital gains, if any, at year-end. For regular accounts, income and short-term gains are taxable at ordinary income rates, and long-term gains are taxable at the capital gains rate. Distributions are reinvested automatically in additional shares unless you choose another option, such as receiving a check. Distributions paid to IRAs and employer-sponsored retirement plans are automatically reinvested.


 What services are available?

   A wide range, including but not limited to:

  . retirement plans for individuals and large and small businesses;

  . automated information and transaction services by telephone or computer;

  . electronic transfers between fund and bank accounts;

  . automatic investing and automatic exchange;

  . brokerage services; and

  . asset manager accounts.
T. Rowe Price Associates, Inc.
100 East Pratt Street
Baltimore, MD 21202
www.troweprice.com

LOGO
                                                                    RPS F101-035
 T. Rowe Price Investment Services, Inc., Distributor
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